Exhibit 99.2
Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Financial Condition
(Unaudited, Dollar amounts in thousands, except share data)

	September 30,	December 31,
	2010	2009
ASSETS
Cash and due from banks	$10,178	$18,613
Interest bearing deposits with banks	355	82
Federal funds sold	5,000	1,200

Cash and cash equivalents	15,533	19,895

Interest bearing time deposits with banks	1,345	1,420
Securities available for sale	78,900	77,356
Restricted investment in Federal Home Loan Bank (FHLB) stock	2,197	2,197
Investment in unconsolidated subsidiary	3,503	3,338

Total loans, net of unearned interest	304,260	311,630
Less: Allowance for loan losses	(2,811)	(2,719)

Total loans, net of allowance for loan losses	301,449	308,911
Premises and equipment, net	7,176	6,878
Other real estate owned	494	476
Bank owned life insurance and annuities	13,459	13,066
Core deposit intangible	265	299
Goodwill	2,046	2,046
Accrued interest receivable and other assets	5,622	6,227

Total assets	$431,989	$442,109

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing	$53,886	$55,030
Interest bearing	318,662	322,367

Total deposits	372,548	377,397

Securities sold under agreements to repurchase	2,875	3,207
Long-term debt	—	5,000
Other interest bearing liabilities	1,178	1,146
Accrued interest payable and other liabilities	4,634	4,756

Total liabilities	381,235	391,506
Stockholders’ Equity:
Preferred stock, no par value:
Authorized — 500,000 shares, none issued	—	—
Common stock, par value $1.00 per share:
Authorized — 20,000,000 shares
Issued — 4,745,826 shares
Outstanding — 4,275,265 shares at September 30, 2010; 4,337,587 shares at December 31, 2009	4,746	4,746
Surplus	18,332	18,315
Retained earnings	37,462	36,478
Accumulated other comprehensive loss	(564)	(805)
Cost of common stock in Treasury:
470,561 shares at September 30, 2010; 408,239 shares at December 31, 2009	(9,222)	(8,131)

Total stockholders’ equity	50,754	50,603

Total liabilities and stockholders’ equity	$431,989	$442,109

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Income
(Unaudited, Dollar amounts in thousands, except share data)

	For the Quarter Ended
	September 30,	June 30,
	2010	2010
Interest income:
Loans, including fees	$4,824	$4,896
Taxable securities	257	263
Tax-exempt securities	245	264
Federal funds sold	3	3
Other interest income	10	10

Total interest income	5,339	5,436

Interest expense:
Deposits	1,288	1,347
Securities sold under agreements to repurchase	1	—
Short-term borrowings	—	—
Long-term debt	29	36
Other interest bearing liabilities	2	4

Total interest expense	1,320	1,387

Net interest income	4,019	4,049
Provision for loan losses	70	282

Net interest income after provision for loan losses	3,949	3,767

Noninterest income:
Trust fees	90	90
Customer service fees	335	387
Earnings on bank-owned life insurance and annuities	133	138
Commissions from sales of non-deposit products	80	125
Income from unconsolidated subsidiary	60	63
Securities impairment charge	(40)	—
Gain on sale or call of securities	4	15
Gain (Loss) on sales of other assets	30	7
Prior period income from insurance sales	—	—
Other noninterest income	244	199

Total noninterest income	936	1,024

Noninterest expense:
Employee compensation expense	1,232	1,308
Employee benefits	363	403
Occupancy	243	216
Equipment	148	136
Data processing expense	366	346
Director compensation	88	86
Professional fees	128	136
Taxes, other than income	124	125
FDIC Insurance premiums	138	150
Amortization of intangibles	11	12
Other noninterest expense	317	381

Total noninterest expense	3,158	3,299

Income before income taxes	1,727	1,492
Provision for income taxes	442	354

Net income	$1,285	$1,138

Earnings per share
Basic	$0.30	$0.26
Diluted	$0.30	$0.26
Cash dividends declared per share	$0.21	$0.20

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Income
(Unaudited)
(Dollar amounts in thousands, except share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Interest income:
Loans, including fees	$4,824	$5,126	$14,756	$15,671
Taxable securities	257	281	753	909
Tax-exempt securities	245	305	784	864
Federal funds sold	3	33	7	147
Other interest income	10	2	29	7

Total interest income	5,339	5,747	16,329	17,598

Interest expense:
Deposits	1,288	1,770	4,154	5,469
Securities sold under agreements to repurchase	1	1	2	2
Short-term borrowings	—	—	1	1
Long-term debt	29	36	99	105
Other interest bearing liabilities	2	5	9	16

Total interest expense	1,320	1,812	4,265	5,593

Net interest income	4,019	3,935	12,064	12,005
Provision for loan losses	70	165	637	377

Net interest income after provision for loan losses	3,949	3,770	11,427	11,628

Noninterest income:
Trust fees	90	83	300	253
Customer service fees	335	437	1,104	1,235
Earnings on bank-owned life insurance and annuities	133	130	393	348
Commissions from sales of non-deposit products	80	66	301	324
Income from unconsolidated subsidiary	60	50	179	146
Securities impairment charge	(40)	—	(40)	(226)
Gain on sale or call of securities	4	—	31	—
Gain (Loss) on sales of other assets	30	(33)	36	—
Prior period income from insurance sales	—	—	—	323
Other noninterest income	244	219	679	700

Total noninterest income	936	952	2,983	3,103

Noninterest expense:
Employee compensation expense	1,232	1,199	3,826	3,699
Employee benefits	363	391	1,182	1,246
Occupancy	243	218	692	693
Equipment	148	149	403	473
Data processing expense	366	324	1,077	994
Director compensation	88	100	261	318
Professional fees	128	90	357	301
Taxes, other than income	124	125	379	380
FDIC Insurance premiums	138	121	435	526
Amortization of intangibles	11	11	34	34
Other noninterest expense	317	276	956	846

Total noninterest expense	3,158	3,004	9,602	9,510

Income before income taxes	1,727	1,718	4,808	5,221
Provision for income taxes	442	430	1,197	1,358

Net income	$1,285	$1,288	$3,611	$3,863

Earnings per share
Basic	$0.30	$0.30	$0.84	$0.89
Diluted	$0.30	$0.30	$0.84	$0.89
Cash dividends declared per share	$0.21	$0.20	$0.61	$0.58
Weighted average basic shares outstanding	4,283,024	4,342,587	4,307,417	4,340,595
Weighted average diluted shares outstanding	4,286,350	4,346,353	4,310,989	4,344,720

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Changes in Stockholders’ Equity
(Unaudited)
(Dollars in thousands, except share data)

Nine Months Ended September 30, 2010
	Number				Accumulated
	of				Other		Total
	Shares	Common		Retained	Comprehensive	Treasury	Stockholders’
	Outstanding	Stock	Surplus	Earnings	Loss	Stock	Equity
Balance at December 31, 2009	4,337,587	$4,746	$18,315	$36,478	$(805)	$(8,131)	$50,603
Comprehensive income:
Net income				3,611			3,611
Change in unrealized gains on securities available for sale, net of reclassification adjustment and tax effects					178		178
Defined benefit retirement plan adjustments, net of tax effects					63		63

Total comprehensive income							3,852
Cash dividends at $0.61 per share				(2,627)			(2,627)
Stock-based compensation activity			36				36
Purchase of treasury stock, at cost	(66,400)					(1,171)	(1,171)
Treasury stock issued for stock option and stock purchase plans	4,078		(19)			80	61

Balance at September 30, 2010	4,275,265	$4,746	$18,332	$37,462	$(564)	$(9,222)	$50,754

Nine Months Ended September 30, 2009
	Number				Accumulated
	of				Other		Total
	Shares	Common		Retained	Comprehensive	Treasury	Stockholders’
	Outstanding	Stock	Surplus	Earnings	Loss	Stock	Equity
Balance at December 31, 2008	4,341,055	$4,746	$18,324	$34,758	$(1,247)	$(8,096)	$48,485
Comprehensive income:
Net income				3,863			3,863
Change in unrealized gains on securities available for sale, net of reclassification adjustment and tax effects					305		305
Defined benefit retirement plan adjustments, net of tax effects					(5)		(5)

Total comprehensive income							4,163
Cash dividends at $0.58 per share				(2,518)			(2,518)
Stock-based compensation activity			29				29
Purchase of treasury stock, at cost	(7,600)					(128)	(128)
Treasury stock issued for stock option and stock purchase plans	9,132		(49)			182	133

Balance at September 30, 2009	4,342,587	$4,746	$18,304	$36,103	$(947)	$(8,042)	$50,164

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Cash Flows
(Unaudited)
(Dollars in thousands)

	Nine Months Ended
	September 30,
	2010	2009
Operating activities:
Net income	$3,611	$3,863
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for loan losses	637	377
Depreciation	406	457
Net amortization of securities premiums	216	156
Amortization of core deposit intangible	34	34
Amortization of deferred net loan costs	17	35
Deferral of net loan costs (fees)	35	(3)
Securities impairment charge	40	226
Net realized gains on sales or calls of securities	(31)	—
Net gains on sales of other assets	(36)	—
Earnings on bank owned life insurance and annuities	(393)	(348)
Deferred income tax expense	15	94
Equity in earnings of unconsolidated subsidiary, net of dividends of $28 and $34	(151)	(112)
Stock-based compensation expense	36	29
Decrease in accrued interest receivable and other assets	559	78
Decrease in accrued interest payable and other liabilities	(74)	(1)

Net cash provided by operating activities	4,921	4,885

Investing activities:
Purchases of:
Securities available for sale	(39,157)	(43,026)
Premises and equipment	(704)	(103)
Bank owned life insurance and annuities	(66)	(94)
Proceeds from:
Maturities of and principal repayments on securities available for sale	37,636	25,757
Bank owned life insurance and annuities	50	52
Sale of fixed assets	—	33
Sale of other real estate owned	747	435
Sale of other assets	11	80
Net decrease in interest-bearing time deposits	75	3,726
Net decrease in loans receivable	6,043	3,169

Net cash provided by (used in) investing activities	4,635	(9,971)

Financing activities:
Net (decrease) increase in deposits	(4,849)	15,002
Net decrease in short-term borrowings and securities sold under agreements to repurchase	(332)	(8,644)
Repayment of long-term debt	(5,000)	—
Cash dividends	(2,627)	(2,518)
Purchase of treasury stock	(1,171)	(128)
Treasury stock issued for employee stock plans	61	133

Net cash (used in) provided by financing activities	(13,918)	3,845

Net decrease in cash and cash equivalents	(4,362)	(1,241)
Cash and cash equivalents at beginning of period	19,895	12,457

Cash and cash equivalents at end of period	$15,533	$11,216

Supplemental information:
Interest paid	$4,358	$5,668
Income taxes paid	$1,145	$910

Supplemental schedule of noncash investing and financing activities:
Transfer of loans to other real estate owned and repossessed assets	$730	$609